SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                         |X|
Filed by a Party other than the Registrant      |_|

Check the appropriate box:

|_| Preliminary Proxy Statement     |_| Confidential, For Use of the Commission
|X| Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
|_| Definitive Additional Materials
|_| Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12


                              KESTREL ENERGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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    Fee paid previously with preliminary materials:

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


(1)   Amount previously paid:

(2)   Form, Schedule or Registration Statement no.:

(3)   Filing Party:

(4)   Date Filed:

                              KESTREL ENERGY, INC.
                           999 18TH STREET, SUITE 2490
                             DENVER, COLORADO 80202
                                 (303) 295-0344

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 5, 2002
                                   10:00 A.M.

To Our Shareholders:

      We strongly encourage your attendance and participation at the Annual Meeting of Shareholders of Kestrel Energy, Inc., which will be held at 10:00 a.m. on Thursday, December 5, 2002, at the offices of the Company at 999 18th Street, Suite 2490, Denver, Colorado for the following purposes:

      1. To elect seven directors to the Board;

      2. To approve and ratify the selection of Wheeler Wasoff, P.C. as the Company's independent certified public accountants and auditors for the fiscal year ending June 30, 2003;

      3. To approve an amendment to the Company's Stock Option Plan to extend the term of the Plan for an additional ten years; and

      4. To transact such other business as may properly come before the meeting.

      A Proxy Statement explaining the matters to be acted upon at the meeting is enclosed.

      The Board of Directors has designated October 22, 2002 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting.

      THE BOARD OF DIRECTORS WOULD LIKE TO EMPHASIZE THE IMPORTANCE OF EXERCISING YOUR RIGHTS AS SHAREHOLDERS TO VOTE ON THE ISSUES DESCRIBED IN THE ENCLOSED PROXY STATEMENT. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF DIRECTORS, APPROVE THE SELECTION OF WHEELER WASOFF, P.C., AND APPROVE THE AMENDMENT TO THE STOCK OPTION PLAN.

      YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE.

October 28, 2002                                                Barry D. Lasker
                                                                      President

                              KESTREL ENERGY, INC.
                           999 18TH STREET, SUITE 2490
                             DENVER, COLORADO 80202

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 5, 2002
                                   10:00 A.M.

      THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF KESTREL ENERGY, INC., A COLORADO CORPORATION (THE "COMPANY"), FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AT THE OFFICES OF THE COMPANY AT 999 18TH STREET, SUITE 2490, DENVER, COLORADO ON THURSDAY, DECEMBER 5, 2002 AT 10:00 A.M., MOUNTAIN STANDARD TIME, AND AT ANY ADJOURNMENT THEREOF. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about October 28, 2002.

      The expense of the Board of Directors' Proxy solicitation will be borne by the Company. In addition to solicitation of Proxies by use of the mails, some of the Company's officers and directors may solicit Proxies by telephone, telegraph or personal interview without any additional compensation to them. The Company will reimburse brokers, nominees, custodians and other fiduciaries for expenses in forwarding Proxy materials to their principals.

      Any shareholder giving a Proxy on the enclosed form may revoke it at any time prior to the exercise thereof by advising the Secretary of the Company in writing at the above address, by properly executing a later dated Proxy, or by appearing in person and voting at the Annual Meeting.

                                VOTING OF SHARES

      Only holders of the Company's outstanding shares of common stock, no par value ("Common Stock"), of record at the close of business on October 22, 2002, will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof. On that date, there were 9,115,200 shares of Common Stock outstanding.

      Cumulative voting in the election of directors is allowed. Under cumulative voting, each shareholder is entitled to cast a number of votes in the election of directors equal to the number of directors to be elected multiplied by the number of shares being voted. The shareholder may cast his vote for one nominee or may distribute the votes among nominees in any manner. Unless directed otherwise, the enclosed Proxy gives discretionary authority to cumulate votes in the election of directors. Subject to the effect of cumulative voting, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election are elected to the Board of Directors. Accordingly, the seven (7) persons receiving the greatest number of votes at the meeting, in person or by proxy, will be elected. On all matters other than the election of directors, each shareholder will be entitled to one vote per share.

      The election of directors requires that the seven candidates having the highest number of votes cast in favor of their election are elected to the Board of Directors. The approval and ratification of the selection of Wheeler Wasoff, P.C. and the amendment to the Stock Option Plan require an affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of establishing a quorum only. Only those votes cast for the election of directors and the other proposals will be counted as votes in favor or affirmative votes. THE BOARD OF DIRECTORS URGES EACH SHAREHOLDER TO MARK, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.

                    STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS
                                 AND MANAGEMENT

      The following table sets forth, as far as is known to the Board of Directors or the management of the Company, the only persons owning on October 22, 2002 more than five percent of the outstanding shares of the Company's Common Stock. For purposes of this disclosure, the amount of the Company's Common Stock beneficially owned is the aggregate number of shares of the Common Stock outstanding on such date plus an amount equal to the aggregate amount of Common Stock which could be issued upon the exercise of stock options and warrants within 60 days of such date.

=================================== ================================================================================
                                                  Number of Shares of Common Stock Beneficially Owned
----------------------------------- -------------------------------------- --------------- -------------------------
                                         Voting and Investment Power
----------------------------------- ------------------ ------------------- --------------- -------------------------

         Name and Address                Direct             Indirect        Total Shares        Percent Owned
----------------------------------- ------------------ ------------------- --------------- -------------------------
Victoria International Petroleum     1,556,743(1)(2)          ---            1,556,743              16.8%
N.L.
2 The Esplanade, 36th Flr.
Perth 6000
Western Australia
----------------------------------- ------------------ ------------------- --------------- -------------------------
Victoria Petroleum N.L.                    ---          1,556,743(1)(2)      1,556,743              16.8%
2 The Esplanade, 36th Flr.
Perth 6000
Western Australia
----------------------------------- ------------------ ------------------- --------------- -------------------------
Timothy L. Hoops                       287,280(3)       1,556,743(2)(4)      1,844,023              19.4%
P.O. Box 1079
Denver, CO 80201-1079
----------------------------------- ------------------ ------------------- --------------- -------------------------
Robert J. Pett                         151,208(5)       1,556,743(2)(6)      1,707,951              18.2%
2 The Esplanade, 36th Flr.
Perth 6000
Western Australia
----------------------------------- ------------------ ------------------- --------------- -------------------------

=================================== ================================================================================
                                                  Number of Shares of Common Stock Beneficially Owned
----------------------------------- -------------------------------------- --------------- -------------------------
                                         Voting and Investment Power
----------------------------------- ------------------ ------------------- --------------- -------------------------

         Name and Address                Direct             Indirect        Total Shares        Percent Owned
----------------------------------- ------------------ ------------------- --------------- -------------------------
John T. Kopcheff                       209,815(7)       1,556,743(2)(8)      1,766,558              18.7%
2 The Esplanade, 36th Flr.
Perth 6000
Western Australia
----------------------------------- ------------------ ------------------- --------------- -------------------------
Golden Prospect Plc                   1,038,500(9)     2,657,800(10)(11)     3,696,300              37.5%
1st Floor
143-149 Great Portland St.
London W2N 5FB
England
----------------------------------- ------------------ ------------------- --------------- -------------------------
Samson Exploration N.L.               2,657,800(11)           ---            2,657,800              27.2%
2 The Esplanade, 36th Flr.
Perth 6000
Western Australia
----------------------------------- ------------------ ------------------- --------------- -------------------------
The Equitable Life Assurance           924,000(12)            ---             924,000                8.9%
Society
City Place House
55 Basinghall St.
London EC2V 5DR
England
----------------------------------- ------------------ ------------------- --------------- -------------------------

(1) Victoria International Petroleum N.L. ("VIP"), the record holder of the shares and warrants, is a wholly owned subsidiary of Victoria Petroleum N.L. ("VP"), which is therefore deemed to be another beneficial owner of the shares.
(2)   Includes warrants to purchase up to 141,522 shares.
(3)   Includes vested options and warrants to purchase up to 259,370 shares.
(4) Mr. Hoops is a director of VIP and of VP. As a result, all shares and warrants held by VIP directly and VP indirectly are listed as indirectly held by Mr. Hoops.
(5)   Includes vested options and warrants to purchase up to 141,208 shares.
(6) Mr. Pett is the Chairman and a director of VIP and a director of VP. As a result, all shares and warrants held by VIP directly and VP indirectly are listed as indirectly held by Mr. Pett.
(7)   Includes vested options and warrants to purchase up to 195,815 shares.
(8) Mr. Kopcheff is a director of VIP and VP. As a result, all shares and warrants held by VIP directly and VP indirectly are listed as indirectly held by Mr. Kopcheff.
(9)   Includes vested warrants to purchase up to 89,500 shares.
(10) Golden Prospect Plc owns 29.95% of Samson Exploration N.L. and is therefore deemed to be a beneficial owner of the shares and warrants held by Samson.
(11)  Includes vested warrants to purchase up to 650,300 shares.
(12)  Includes vested warrants to purchase up to 84,000 shares.

      The following table sets forth the number of shares beneficially owned on October 22, 2002 by the Company's executive officers and directors, and by all of the executive officers and directors as a group. For purposes of this disclosure, the amount of the Company's Common Stock beneficially owned is the aggregate number of shares of the Common Stock outstanding on such date plus an amount equal to the aggregate amount of Common Stock which could be issued upon the exercise of stock options and warrants within 60 days of such date.

===============================================================================
                            Position(s)     Number of Shares
                             With the              of
    Name and Address          Company         Common Stock     Percent Owned
                                           Beneficially Owned
-------------------------------------------------------------------------------
Barry D. Lasker          President, Chief      381,000(1)            3.7%
999 18th Street, Suite   Executive
2490                     Officer and
Denver, CO 80202         Director
-------------------------------------------------------------------------------
Timothy L. Hoops         Director            1,844,023(2)(3)        22.6%
P.O. Box 1079
Denver, CO 80201- 1079
-------------------------------------------------------------------------------
Robert J. Pett           Chairman of the     1,707,951(4)(5)        21.3%
2 The Esplanade, 36th    Board and
Flr.                     Director
Perth 6000
Western Australia
-------------------------------------------------------------------------------
John T. Kopcheff         Director            1,766,558(6)(7)        18.7%
2 The Esplanade, 36th
Flr.
Perth 6000
Western Australia
-------------------------------------------------------------------------------
Kenneth W. Nickerson     Director               57,409(8)             <1%
10780 Hanson St.
Johannesburg, MI 49751
-------------------------------------------------------------------------------
Mark A.E. Syropoulo      Director              201,800(9)            2.2%
Lot 42 Gumboil Road
Cooroy Queensland 4563
Australia
-------------------------------------------------------------------------------
Neil T. MacLachlan       Director              200,780(10)           2.2%
1 Victoria Square
London SWIW OQY
England
-------------------------------------------------------------------------------
All Directors and                            3,046,035(11)          29.1%
Executive Officers as a
Group (7 persons)
===============================================================================

(1)   Consists of vested options and warrants purchase up to 340,000 shares.
(2) Mr. Hoops is a director of Victoria International Petroleum N.L. ("VIP") and of Victoria Petroleum N.L. ("VP"). As a result, all shares and warrants held by VIP directly and by VP indirectly are listed as beneficially owned by Mr. Hoops.
(3)   Includes vested options and warrants to purchase up to 400,892 shares.
(4) Mr. Pett is the Chairman and a director of VIP and a director of VP. As a result, all shares and warrants held by VIP directly and VP indirectly are listed as held by Mr. Pett.
(5)   Includes vested options and warrants to purchase up to 282,730 shares.
(6) Mr. Kopcheff is a director of VIP and VP. As a result, all shares and warrants held by VIP directly and VP indirectly are listed as beneficially owned by Mr. Kopcheff.
(7)   Includes vested options and warrants to purchase up to 337,337 shares.
(8)   Consists of vested options to purchase up to 57,409 shares.
(9) Includes vested options to purchase up to 160,000 shares, and 38,000 shares and vested warrants to purchase up to 3,800 shares owned by Syrops & Co. Pty. Ltd.

(10) Includes vested options and warrants to purchase up to 43,980 shares, and 55,000 shares and vested warrants to purchase up to 2,000 shares owned indirectly and by a trust.
(11)  Includes vested options and warrants to purchase up to 1,343,104 shares.

                              ELECTION OF DIRECTORS

      The Board of Directors recommends the election as Directors of the seven
(7) nominees listed below. The Board's recommendation as nominees includes all of the Directors elected at the last annual meeting of shareholders. The seven nominees, if elected, will hold office until the next annual meeting of shareholders and until their successors have been elected and qualified. IT IS INTENDED THAT SHARES REPRESENTED BY PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW UNLESS A CONTRARY DIRECTION IS INDICATED. If at the time of the meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

      The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company currently held by him, and the period during which he has served as a Director:

                           All Positions and Offices        Period Served as
     Name              Age   Held With the Company       Director of the Company
     ----              ---   ---------------------       -----------------------
Barry D. Lasker        42       President, Chief               Since 2001
                                Executive Officer,
                                and Director

Timothy L. Hoops       46       Director                       Since 1992

Robert J. Pett         55       Chairman of the Board          Since 1992

John T. Kopcheff       54       Director                       Since 1995

Kenneth W. Nickerson   82       Director                       Since 1992

Mark A. E. Syropoulo   50       Director                       Since 1998

Neil T. MacLachlan     60       Director                       Since 2000

      None of the nominees hold directorships in any other company having a class of securities registered under the Securities Exchange Act of 1934, as amended, or in any company registered as an investment company under the Investment Company Act of 1940, as amended.

      There is no arrangement or understanding between any of the nominees and any other person or persons pursuant to which he was or is to be selected as a director or nominee.

                      MEETINGS AND COMMITTEES OF THE BOARD

      The Board of Directors acted 16 times by unanimous written consent during the fiscal year ended June 30, 2002. The committees of the Board include an Audit Committee, a Compensation Committee and an Executive Committee.

      The Audit Committee, which acted four times by unanimous written consent in fiscal 2002, was comprised of Messrs. Nickerson, Syropoulo and Pett during the fiscal year. The Audit Committee operates in accordance with its charter, which it adopted in fiscal 2000. Historically the Audit Committee's primary function has been to assist the Board of Directors in fulfilling its independent and objective oversight responsibilities of financial reporting and internal financial and accounting controls of the Company. The Audit Committee intends to amend its charter to reflect the changes in the powers, duties and responsibilities of the Audit Committee after the Sarbanes-Oxley Act of 2002, including but not limited to the power to hire independent legal and accounting experts to advise the Committee at the Company's expense, the duty to approve any non-audit services by the Company's auditors, and the responsibility for selection of the Company's independent auditors.

      The Compensation Committee makes recommendations on executive compensation and selects those persons eligible to receive grants of options under the Company's Stock Option Plan. The members of the Committee in fiscal 2002 were Messrs. Nickerson and Syropoulo. The Committee held one meeting and acted seven times by unanimous written consent in fiscal 2002.

      The Executive Committee was comprised of Messrs. Lasker, Syropoulo and Pett in fiscal 2002. The Executive Committee has as its primary function director-level review and approval of non-routine matters of significance during the periods between scheduled meetings of the Board of Directors. The Committee did not meet during fiscal 2002.

                             DIRECTORS' REMUNERATION

      Directors who are not officers or employees of the Company are paid $900 for attendance at meetings of the Board or Committees thereof. Any director who serves on the Compensation Committee automatically receives 5,000 options on the last trading day in September pursuant to the Company's Stock Option Plan. Accordingly, on September 28, 2001, both Messrs. Nickerson and Syropoulo, as members of the Compensation Committee, received fully vested options to purchase 5,000 shares of Common Stock at an exercise price of $0.89 per share, the closing price on the date of grant. The options are exercisable for ten years from the date of grant.

                        DIRECTORS AND EXECUTIVE OFFICERS

      Set forth below are the names of all directors and executive officers of the Company, their ages, all positions and offices held by each such person, the period during which he has served as such, and the principal occupations and employment of such persons during at least the last five years.

      BARRY D. LASKER, age 42, was appointed President, Chief Executive Officer and Director on August 16, 2001, and he was appointed Chief Financial Officer and Secretary on February 15, 2002. Mr. Lasker was the President and Chief Executive Officer of TransAtlantic Petroleum Corp., an oil and gas exploration company located in Calgary, Alberta, Canada with offices in Houston, Texas, from December 1998 until August 2001. From January 1997 to December 1998, he was the President and Chief Executive Officer of GHP Exploration located in Houston, Texas of which he was a co-founder. It became a publicly held company in April 1997 and was acquired in September 1998 by Profco Resources, a Toronto, Canada listed company, which then changed its name to TransAtlantic Petroleum Corp in December 1998. Prior to that time, Mr. Lasker was the Asset Manager of GOM Shelf/Flex Trend for BHP Petroleum, an oil and gas exploration and production company in Houston, Texas, from January to December 1996. From 1993 to January 1996, Mr. Lasker was an Exploration Manager in Southern Australia, New Zealand and Western Australia for BHP Petroleum. He also worked in various positions as a geophysicist and geoscientist from 1982 to 1992. Mr. Lasker received his Bachelor of Science in Geology and Geophysics from Macquarie University in Sydney, Australia in 1981.

      TIMOTHY L. HOOPS, age 46, has been a Director since June 1, 1992. He also served as President and Chief Executive Officer of the Company from June 1, 1992 until August 15, 2001, when he resigned from those positions, but he remained as a consultant to the Company through March 2002. On April 1, 2002, Mr. Hoops was rehired at the Company's operations manager. Mr. Hoops is a petroleum geologist with 23 years experience in the continental USA and Australia. Mr. Hoops was the President and a Director of the Company's wholly owned subsidiary, Victoria Exploration, Inc., an independent oil and gas producer, where he had served as an officer and Director since 1987 until it was merged into the Company in June 2001. He was a Director and President of Kestrel Energy California, Inc., a former wholly owned subsidiary and oil and gas producer, from March 1997 until it was merged in May 2000. After the merger, he remained as a Director and he became Vice President and Assistant Secretary. He has also been a Director of Victoria International Petroleum N.L., an Australian oil and gas company, and of Victoria Petroleum N.L., its parent, since 1987. Mr. Hoops was Exploration Manager for Royal Resources Corporation, a publicly held Denver based company engaged in the exploration and development of oil and gas, from 1984 to 1987. Prior to 1984, Mr. Hoops was employed by Amoco Production, Cities Service and Santa Fe Energy. Mr. Hoops is a 1979 graduate of the Colorado School of Mines, with a degree in geology.

      ROBERT J. PETT, age 55, was appointed as a Director on June 1, 1992 and Chairman of the Board on January 16, 1995. Mr. Pett served as Secretary, Treasurer and Vice President of the Company during various periods from June 1992 to January 1995. Mr. Pett has been a director of Victoria International Petroleum N.L. since 1986. Mr. Pett has been Chairman of Victoria Petroleum N.L. for 18 years. He is currently Chairman of Resolute Limited, an Australian mining and natural resources company, which provides office facilities and administrative services to Victoria Petroleum N.L. on a pro-rata reimbursement of expenses basis. He is a Director of Sapphire Mines N.L., an Australian precious gem mining company, and of Kestrel Energy California, Inc. After the merger of Kestrel Energy California in May 2000, Mr. Pett was also appointed as its President. Mr. Pett was a Director of Victoria Exploration, Inc. until it was merged into the Company in June 2001. Mr. Pett holds a Masters Degree in Economics (Queens University, Canada).

      JOHN T. KOPCHEFF, age 54, was appointed as a Director of the Company on January 16, 1995. He served as Vice President - International from January 16, 1995 until June 30, 2002. He also held the same positions at Victoria Exploration, Inc. until it was merged into the Company in June 2001. He was also the Vice President - International and a Director at Kestrel Energy California, Inc. until it was merged in May 2000. He remained as a Director and became its Secretary. Mr. Kopcheff is a geologist with 32 years experience in petroleum in Australia, Southeast Asia, United States, South America and the North Sea, both in field geological operations and management. Mr. Kopcheff has been a Director of Victoria International Petroleum N.L. since 1986, and a Director of Victoria Petroleum N.L. since 1984. Prior to his appointment with the Company, he provided various services to the Company relating to its international exploration activities on a consulting basis. He received a Bachelor of Science degree with honors from the University of Adelaide in 1970.

      KENNETH W. NICKERSON, age 82, is an independent petroleum and mineral geologist with over 52 years experience. He was appointed as a Director of the Company on December 16, 1992. From 1981 until 1988, Mr. Nickerson served as President, Director and Chief Operating Officer of Royal Resources Corporation, a publicly held Denver based company engaged in the exploration and development of oil and gas. Since then Mr. Nickerson has worked as a consulting geologist for various energy companies. Mr. Nickerson is a 1948 graduate of the Colorado School of Mines with a degree in geological engineering.

      MARK A.E. SYROPOULO, age 50, was appointed as a Director on January 14, 1998. Mr. Syropoulo has been an independent corporate consultant since 1994 and has during that time provided services to various entities in the natural resources, information technology and investment sectors, principally in Australia. He also acted as a consultant to the Company from May 1997 until January 1998. Prior to 1994 he was managing director from 1987 to 1993 of Anglo Pacific Resources Limited, a United Kingdom mining and oil company associated with Anglovaal Holdings Limited, a major South African mining house. Mr. Syropoulo is a graduate of mathematics and economics and an honors graduate in economics of the University of Natal Durban, South Africa.

      NEIL T. MACLACHLAN, age 60, was appointed as a Director on September 27, 2000. He is the Chairman and major shareholder in Markham Associates, a London based corporate investment and advisory business. He is also a non-executive director of Samson Exploration N.L., Geographe Resources Ltd., Titan Resources Ltd. and Sapphire Mines NL, all publicly traded Australian mining companies, and Golden Prospect Plc., a publicly traded United Kingdom mining investment company listed in London on the Alternative Investment Market. Golden Prospect is one of the principal shareholders of the Company, holding, directly and indirectly, approximately 38% of its stock. Samson Exploration N.L. is another principal shareholder of the Company holding approximately 27% of the Company's stock. Because Golden Prospect owns 29.95% of Samson, the 27% held by Samson is included in the 38% held by Golden Prospect. Mr. MacLachlan has over 26 years investment banking experience gained in Europe, Southeast Asia and Australia. Mr. MacLachlan was employed by Barrick Gold Corporation as Executive Vice President Asia from 1993 to 1997. He was a former director of Wardley Holdings and James Capel & Co. Limited, investment banking subsidiaries of the Hong Kong and Shanghai Banking Corporation. Mr. MacLachlan graduated from Manchester University in 1964 with a Bachelor of Science in Biochemistry and he took the post graduate Business Studies course at London Polytechnic at Rutherford College.

      There is no arrangement or understanding between any of the executive officers and any other persons pursuant to which he was or is to be selected as an officer, nor is there any family relationship between or among any executive officers.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On May 5, 2000, the Company sold six international permits with a net book value of $143,179 for petroleum drilling in Western Australia and New Guinea to Victoria Petroleum USA, Inc. (VP/USA), a Colorado corporation and wholly owned subsidiary of VP, in exchange for 8,250,000 shares of VP Common Stock. The stock was valued at $0.029 per share and resulted in a gain on the sale of $97,721.

      Also, on May 5, 2000, KEC, VP and VP/USA entered into an Agreement and Plan of Merger (Merger Agreement). Pursuant to the Merger Agreement, on May 12, 2000, the Company, as sole shareholder of KEC, acquired 66,750,000 shares of VP common stock and VP/USA acquired all of the issued and outstanding shares of KEC through a merger of KEC into VP/USA, with KEC as the surviving corporation. The stock was valued at $0.029 per share and resulted in a gain on the sale of $1,497,208, based upon sales of other assets totaling $242, accounts payable totaling $2,000, and property and equipment with a net book value of $454,899.

      During the year ended June 30, 2001, the Company sold 3,000,000 shares of VP which resulted in a gain of $3,440, and during the year ended June 30, 2002, the Company sold a total of 41,900,000 shares of VP stock and recorded a loss on the sales of $561,282. As a result of the above transactions, the Company owns 4% of VP at June 30, 2002.

      Victoria International Petroleum, N.L., another wholly owned subsidiary of VP, has a current shareholding interest in the Company of 16.8% (11.4% fully diluted for currently vested options and warrants).

      On February 14, 2002, the Company borrowed $97,940 from VP and $255,382 from Lakes Oil N.L. ("Lakes") due May 15, 2002 with interest at 8%. The loans were secured by shares of VP and seismic data owned by the Company. As of June 30, 2002, an aggregate $294,953 had been repaid and VP is owed $58,369.

      VP advanced an additional $350,000 to the Company in February 2001 with interest at 7.5%. The loan of $350,000 was assigned to an unrelated company and subsequent converted, including interest of $10,500, to 515,000 shares of the Company's Common Stock.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

      The following sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the Chief Executive Officer of the Company, the former Chief Executive Officer, and one other non-executive officer of the Company who received salary, bonus or other annual compensation in total from the Company, in excess of $100,000 during the same period.

===============================================================================
                                        Annual Compensation
-------------------------------------------------------------------------------
                                                       Other Annual
            NAME AND               Fiscal     Salary   Compensation  Options
       PRINCIPAL POSITION           Year       ($)         ($)         (#)
-------------------------------------------------------------------------------
Barry D. Lasker, President and      2002    $165,000(1)     $0       320,000
  Chief Executive Officer           2001        $0          $0          0
                                    2000        $0          $0          0
-------------------------------------------------------------------------------
Timothy L. Hoops, Former            2002     $43,754     $57,847      20,000
  President and Chief Executive     2001    $144,000        $0          0
  Officer(2)                        2000    $144,000        $0       100,000
-------------------------------------------------------------------------------
Ira Pasternack, Vice President      2002     $86,250        $0        20,000
-Exploration(3)                     2001    $120,000        $0          0
                                    2000    $120,000        $0          0
-------------------------------------------------------------------------------

(1) Includes $10,000 for accrued salary which was deferred until fiscal 2003 and which remains unpaid as of the date of this Proxy Statement.
(2) Besides his salary, Mr. Hoops received fees as a director of Victoria Petroleum N.L. in the amount of Australian $5,000 for fiscal 2002 and expects to receive the same amount in fiscal 2003. Mr. Hoops resigned as President and Chief Executive Officer on August 15, 2001, but remained as a consultant through March 2002. On April 1, 2002, Mr. Hoops was rehired as the Company's operations manager at a salary of $6,000 per month. As a consultant, Mr. Hoops accrued $57,847 in consulting fees in fiscal 2002 through his employer, Peak Resource Management, Inc., of which $23,772 was deferred until fiscal 2003 and which remains unpaid as of the date of this Proxy Statement.
(3)   Mr. Pasternack resigned as an officer effective June 30, 2002.

      None of the named officers received additional compensation other than noted above the aggregate amount of which was the lesser of either $50,000 or 10% of the total of annual salary, bonus and consulting fees reported for such officer.

      The Company reimburses its officers and directors for ordinary and necessary business expenses incurred by them on behalf of the Company.

                OPTION GRANTS FOR FISCAL YEAR ENDED JUNE 30, 2002

============================== =============== ====================== =============== ============== ===============================
                                   Number                                                             Potential Realizable Value at
                                     Of             % of Total                                           Assumed Annual Rates of
                                 Securities       Options Granted      Exercise or                       Stock Price Appreciation
                                 Underlying        to Employees         Base Price     Expiration            For Option Term
            Name                  Options         in Fiscal Year        ($/share)         Date              5%($)(1) 10%($)(2)
                                  Granted
============================== =============== ====================== =============== ============== =============== ===============
Barry D. Lasker                 300,000(3)             80%                $1.14          8-27-11        $215,081         $545,059
  President, Chief               20,000(4)              5%                $0.71          1-19-12         $8.930          $22,631
  Executive Officer
  And Director
------------------------------ --------------- ---------------------- --------------- -------------- --------------- ---------------
Timothy L. Hoops                 20,000(4)              5%                $0.71          1-19-12         $8,930          $22,631
  Former President and
  Chief Executive
  Officer and Director
------------------------------ --------------- ---------------------- --------------- -------------- --------------- ---------------
Ira Pasternack                   20,000(4)              5%                $0.71          1-19-12         $8,930          $22,631
  Vice President -
Exploration
------------------------------ --------------- ---------------------- --------------- -------------- --------------- ---------------
Robert J. Pett                   10,000(4)              N/A               $0.71          1-19-12         $4,465          $11,316
  Chairman of the
  Board and Director
------------------------------ --------------- ---------------------- --------------- -------------- --------------- ---------------
John T. Kopcheff                 10,000(4)              N/A               $0.71          1-19-12         $4,465          $11,316
  Director
------------------------------ --------------- ---------------------- --------------- -------------- --------------- ---------------
Kenneth W. Nickerson              5,000(4)              N/A               $0.89          9-28-11         $2,799           $7,092
  Director                       10,000(4)                                $0.71          1-19-12         $4,465          $11,316
------------------------------ --------------- ---------------------- --------------- -------------- --------------- ---------------
Mark A.E. Syropoulo               5,000(4)              N/A               $0.89          9-28-11         $2,799           $7,092
  Director                       10,000(4)                                $0.71          1-19-12         $4,465          $11,316
------------------------------ --------------- ---------------------- --------------- -------------- --------------- ---------------
Neil T. MacLachlan               10,000(4)              N/A               $0.71          1-19-12         $4,465          $11,316
  Director
============================== =============== ====================== =============== ============== =============== ===============

(1) This column represents the potential realizable value of each grant of options, based on the assumption that the market price of shares of Common Stock underlying the options will appreciate in value from the date of the grant to the end of the option term at the annual rate of five percent.

(2) This column represents the potential realizable value of each grant of options, based on the assumption that the market price of shares of Common Stock underlying the options will appreciate in value from the date of the grant to the end of the option term at the annual rate of ten percent.

(3) Of this grant, 87,719 were incentive stock options and the remainder were nonqualified stock options.

(4)   Of this grant, all were nonqualified stock options.

         AGGREGATED OPTION EXERCISES FOR FISCAL YEAR ENDED JUNE 30, 2002
                           AND YEAR END OPTION VALUES

================================ =================== ============= ================================= ===============================
                                                                         Number of Securities             Value of Unexercised
                                 Shares Acquired on     Value           Underlying Unexercised            In-the-Money Options
                                    Exercise(#)        Realized        Options at June 30, 2002             at June 30, 2002
             Name                                        ($)                     (#)                             ($)(1)
-------------------------------- ------------------- ------------- --------------------------------- -------------------------------
                                                                      Exercisable/Unexercisable         Exercisable/Unexercisable
-------------------------------- ------------------- ------------- --------------------------------- -------------------------------
Barry D. Lasker                          0               N/A                  320,000/0                           $0/$0
  President, Chief
  Executive Officer and
  Director
-------------------------------- ------------------- ------------- --------------------------------- -------------------------------
Timothy L. Hoops                         0               N/A                  256,580/0                           $0/$0
  Former President and
  Chief Executive
  Officer, and Director
-------------------------------- ------------------- ------------- --------------------------------- -------------------------------
Ira Pasternack, Vice President           0               N/A                  120,000/0                           $0/$0
- Exploration
-------------------------------- ------------------- ------------- --------------------------------- -------------------------------
Robert J. Pett                           0               N/A                  140,208/0                           $0/$0
  Chairman of the
  Board and Director
-------------------------------- ------------------- ------------- --------------------------------- -------------------------------
John T. Kopcheff                         0               N/A                  195,415/0                           $0/$0
  Director
-------------------------------- ------------------- ------------- --------------------------------- -------------------------------
Kenneth W. Nickerson                     0               N/A                   57,409/0                          $165/$0
  Director
-------------------------------- ------------------- ------------- --------------------------------- -------------------------------
Mark A.E. Syropoulo                      0               N/A                  160,000/0                          $165/$0
  Director
-------------------------------- ------------------- ------------- --------------------------------- -------------------------------
Neil T. MacLachlan                       0               N/A                   35,000/0                           $0/$0
  Director
================================ =================== ============= ================================= ===============================

(1) For all unexercised options held as of June 30, 2002, the aggregate dollar value is the excess of the market value of the stock underlying those options over the exercise price of those unexercised options. The price used to calculate these figures is the closing price as of June 28, 2002 on the Nasdaq SmallCap Market, which was $0.70 per share.

                      EQUITY COMPENSATION PLAN INFORMATION
                       AS OF FISCAL YEAR END JUNE 30, 2002

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                         Number of                                           Number of Securities
                                     Securities to be                                         Remaining Available
                                        Issued Upon               Weighted Average            for Future Issuance
                                        Exercise of               Exercise Price of              Under Equity
                                    Outstanding Option,         Outstanding Options,           Compensation Plan
                                    Warrants and Rights          Warrants and Rights         (Excluding Securities
                                                                                            Reflected in Column A)
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                             A                            B                            C
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plan                 1,693,964                      $1.39                       539,036
approved by shareholders
------------------------------- ---------------------------- ---------------------------- ----------------------------

      The following Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors (the "Audit Committee") is composed of three directors and operates under a written charter which was adopted in May 2000 by the Board of Directors and attached to the 2002 Proxy Statement. The charter is reviewed annually and updated as needed in accordance with applicable rules of the Securities and Exchange Commission and the Nasdaq Stock Market. The Board of Directors has made the determination that each of the members of the Audit Committee is independent, as defined by Nasdaq.

      Management is responsible for the Company's internal controls, financial reporting and compliance with laws and regulations and ethical business standards. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards accepted in the United States and issuing a report thereon. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Audit Committee's primary responsibility is to monitor and oversee the processes performed by management and the independent auditors. The Audit Committee is also responsible for the appointment and compensation of the Company's independent auditors.

      In this context, the Audit Committee has reviewed and discussed the Company's financial statements with both management and the independent auditors. The Audit Committee also discussed with the independent auditors those matters which are required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1. (Independence Discussions with

Audit Committees), and the Audit Committee discussed with the independent auditors their independence.

      Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 for filing with the Securities and Exchange Commission. The Audit Committee also determined that Wheeler Wasoff, P.C. be retained as the Company's independent auditors for the fiscal year ending June 30, 2003.

October 14, 2002                                      Kenneth W. Nickerson
                                                      Mark A.E. Syropoulo
                                                      Robert J. Pett


 * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *


                          RATIFICATION OF SELECTION OF
                   INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS

      KPMG LLP was previously the principal accountants for the Company. On August 22, 2002, that firm's appointment as principal accountants was terminated and the Company engaged Wheeler Wasoff, P.C. as principal accountants. The decision to change accountants was approved by the Audit Committee of the Board of Directors and ratified by the Board of Directors.

      In connection with the audits of the two fiscal years ended June 30, 2001 and the subsequent period through August 22, 2002, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

      During the two most recent fiscal years and the subsequent period through August 22, 2002, the Company did not consult with Wheeler Wasoff, P.C. regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

      The audit reports of KPMG LLP on the financial statements of the Company as of and for the years ended June 30, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

      Although ratification by shareholders of the selection of Wheeler Wasoff, P.C. is not required by the Colorado Business Corporation Act, or by the Company's Articles of Incorporation, as amended, or Bylaws, the Board of Directors believes that a decision of this nature should be confirmed by the Company's shareholders. Accordingly, shareholders are being asked to consider ratification of the selection of Wheeler Wasoff, P.C. for the fiscal year ending

June 30, 2003. If a significant number of shares are voted against the ratification of this selection, or if the Audit Committee subsequently determines for any reason that Wheeler Wasoff, P.C. should not serve as the Company's auditors, the Audit Committee will reconsider its selection of Wheeler Wasoff, P.C. for the fiscal year ending June 30, 2003.

      It is expected that Wheeler Wasoff, P.C. will have a representative at the Annual Meeting who will be given the opportunity to make any statement deemed necessary and will be available to answer appropriate questions.

FEES PAID TO KPMG LLP

      The following table shows the fees paid or accrued by the Company for the audit and other services provided by KPMG LLP for fiscal year 2002.

      Audit Fees (1)                                                 $25,000.00
      Financial Information Systems Design and Implementation Fees   $        0
      All Other Fees(2)                                              $ 3,400.00
                                                                     ----------
      Total                                                          $28,400.00

(1) Audit services of KPMG LLP for 2002 consisted of the examination of the consolidated financial statements of the Company and the quarterly review of financial information.
(2) "All Other Fees" includes $3,400.00 for audit-related services for filings made with the Securities and Exchange Commission.

FEES PAID TO WHEELER WASOFF, P.C.

      No fees were paid or accrued by the Company for audit or other services by Wheeler Wasoff, P.C. during fiscal year 2002.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                   "FOR" THE RATIFICATION OF THE SELECTION OF
                WHEELER WASOFF, P.C. AS THE INDEPENDENT CERTIFIED
                     PUBLIC ACCOUNTANTS AND AUDITORS FOR THE
                        FISCAL YEAR ENDING JUNE 30, 2003
 * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

              PROPOSAL TO EXTEND THE TERM OF THE STOCK OPTION PLAN

      The Stock Option Plan (the "Plan") was adopted by the Board of Directors in October 1992 and subsequently approved by the Company's shareholders on December 16, 1992. The Plan was adopted in order to grant nonqualified and incentive stock options to officers, directors, key employees, advisors and consultants of the Company and its subsidiaries. Pursuant to the terms of the Plan, it will terminate December 16, 2002. On September 20, 2002, the Compensation Committee (the "Committee) approved an amendment to the Plan that would extend the term of the Plan for an additional ten years. The Company's Board of Directors and the Committee (consisting of Kenneth W. Nickerson and Mark A.E. Syropoulo, both of whom are outside directors) believe that extending the term of the Plan is important to encourage stock ownership by employees and management, to permit the Company to attract and retain officers, directors, key employees, advisors and consultants, and to continue to provide incentives and promote the financial success and progress of the Company. In addition, the grant of stock options can be made without the expenditure of the Company's limited cash or other liquid resources. Neither the extension of the Plan nor a failure to extend the Plan will have any effect on the duration of options previously granted under the Plan, which will remain in effect for the period of time provided in the original option grants irrespective of whether the Plan continues or is terminated. For tax purposes, the extension of the term of the Plan is considered a "new" plan under the Internal Revenue Code. Therefore, shareholder approval is required in order for incentive stock options to continue to be granted under the Plan. Similarly, under the Nasdaq Marketplace Rules, the extension of the term of the Plan may be deemed to be the establishment of a "new" plan which requires shareholder approval. Accordingly, the shareholders are being asked to approve the extension of the Plan to December 16, 2012.

ADMINISTRATION, UNDERLYING SECURITIES, ELIGIBLE PERSONS AND AUTOMATIC GRANTS UNDER THE PLAN

ADMINISTRATION

      The Plan is administered by the Committee. The Plan can be administered by the Board of Directors if and to the extent such administration is consistent with applicable law. Subject to the Plan, the Committee has the authority to determine to whom stock options may be granted, the time or times at which options are granted, the number of shares covered by each such grant, and the duration of the options. In addition, the Company will withhold or require the payment by Optionee of any state, federal or local taxes resulting from the exercise of an option, provided that, to the extent permitted by law, the Committee may, in its discretion, permit some or all of such withholding obligation to be satisfied by the delivery by the participant of, or the retention by the Company of, shares of its Common Stock. All decisions and interpretations made by the Committee are binding and conclusive on all participants in the Plan.

UNDERLYING SECURITIES

      The securities underlying stock options under the Plan are shares of the Company's no par value Common Stock. Pursuant to the Plan, the maximum number of shares of Common Stock that may be issued upon exercise or payment will not exceed 2,233,000 shares. If any options granted under the Plan are surrendered, or for any other reason cease to be exercisable in whole or in part, the shares as to which the option ceases to be exercisable are available for options to be granted to the same or other participants under the Plan.

ELIGIBLE EMPLOYEES AND OTHERS

      Officers, directors, and employees of the Company and advisors and consultants to the Company are eligible to receive options; provided that advisors and consultants are eligible for grants only if they provide bona fide services not rendered in connection with the offer or sale of securities or in a capital-raising transaction. The Committee's discretion in granting options to its members is limited. See "Formula Grants to Committee Members" below.

FORMULA GRANTS TO COMMITTEE MEMBERS

      On the last trading day in September of each year each member of the Committee receives an automatic grant of ten year, fully vested, nonqualified stock options for 5,000 shares, exercisable at the closing price on the last trading day in September. The Board of Directors has the discretion to grant options to members of the Committee only to the extent permitted by applicable law.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                  "FOR" THE AMENDMENT TO THE STOCK OPTION PLAN.

 * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the exchange on which the Common Stock is listed for trading. Those persons are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all reports filed pursuant to Section 16(a). Golden Prospect Plc, one of the Company's principal shareholders, failed to make a timely filing of one ownership report to report one transaction. Samson Exploration N.L., another of the Company's principal shareholders, failed to make a timely filing of one ownership report to report one transaction. Also, the Company's President, Barry
D. Lasker, failed to make a timely filing of one report to report three transactions.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

      The Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 accompanies this Proxy Statement. The audited financial statements of the Company are included in the Form 10-KSB. Copies of the exhibits to the Form 10-KSB are available from the Company upon written request of a shareholder and payment of the Company's out-of-pocket expenses addressed to Melissa Temple, 999 18th Street, Suite 2490, Denver, Colorado 80202. The Commission also maintains a web site at http://www.sec.gov/edgarhp.htm that contains the Form 10-KSB the exhibits filed with the Form 10-KSB and other information concerning the Company which have been electronically filed by the Company with the Commission.

                  DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                   FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS

      Proposals of shareholders of the Company intended to be presented by such shareholders at the next annual meeting of shareholders to be held after the 2002 Annual Meeting must be received at the offices of the Company, 999 18th Street, Suite 2490, Denver, Colorado 80202, no later than June 30, 2003, in order that they may be included in the proxy statement and proxy for the 2003 Annual Meeting. In addition, any such proposals must satisfy the conditions established by the SEC for shareholder proposals to be included in the proxy statement and proxy for that meeting. If the date of the 2003 Annual Meeting is advanced by more than 30 days or delayed (other than as result of adjournment) by more than 30 days from the anniversary of the 2002 Annual Meeting, any such proposals must be submitted no later than the close of business on the later of the 60th day prior to the 2003 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

                                  OTHER MATTERS

      The Board of Directors knows of no other matter to be brought before the shareholders' meeting. If other matters properly come before the meeting, the persons named in the accompanying Proxy will vote in accordance with their best judgment the Proxies solicited and received by the Company.

                                    APPENDIX I

                                      PROXY
                              KESTREL ENERGY, INC.
                           999 18TH STREET, SUITE 2490
                             DENVER, COLORADO 80202
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Barry D. Lasker and Timothy L. Hoops as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Kestrel Energy, Inc. held of record by the undersigned on October 22, 2002 at the annual meeting of shareholders to be held on December 5, 2002 or any adjournment thereof.

1.    TO ELECT SEVEN DIRECTORS
              FOR all nominees listed below
      ------
              WITHHOLD AUTHORITY to vote for all nominees listed below
      ------

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW. TO CUMULATE VOTES FOR ANY INDIVIDUAL NOMINEE, WRITE IN THE NUMBER OF CUMULATIVE VOTES TO BE CAST OPPOSITE SUCH NOMINEE'S NAME. FOR AN EXPLANATION OF CUMULATIVE VOTING, SEE "VOTING OF SHARES" IN THE ENCLOSED PROXY STATEMENT.)

NOMINEE                    CUMULATIVE VOTES      NOMINEE              CUMULATIVE VOTES
-------                    ----------------      -------              ----------------
Barry D. Lasker            ----------------      Robert J. Pett       ----------------


NOMINEE                    CUMULATIVE VOTES      NOMINEE              CUMULATIVE VOTES
-------                    ----------------      -------              ----------------
Kenneth W. Nickerson       ----------------      Neil T. MacLachlan   ----------------


NOMINEE                    CUMULATIVE VOTES      NOMINEE              CUMULATIVE VOTES
-------                    ----------------      -------              ----------------
John T. Kopcheff           ----------------      Mark A.E. Syropoulo  ---------------


NOMINEE                    CUMULATIVE VOTES
-------                    ----------------
Timothy L. Hoops           ----------------


2. TO APPROVE AND RATIFY THE SELECTION OF WHEELER WASOFF, INC. AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS AND AUDITORS FOR THE YEAR ENDING JUNE 30, 2003

      FOR                    AGAINST                      ABSTAIN
           -------                    ----------                   -----------

3. TO APPROVE AN AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN TO EXTEND THE TERM OF THE PLAN FOR AN ADDITIONAL TEN YEARS

      FOR                    AGAINST                      ABSTAIN
           -------                    ----------                   -----------

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3 above.

      Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated _______________________, 2002
                                          --------------------------------------
                                                       Signature


                                          --------------------------------------
                                               Signature if held jointly


      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                                   APPENDIX II

                              KESTREL ENERGY, INC.
                                STOCK OPTION PLAN
                           AS AMENDED DECEMBER 5, 2002


     Section 1. PURPOSE. The purpose of the Kestrel Energy, Inc. (the "Company") Stock Option Plan (the "Plan") is to provide incentives for selected persons to promote the financial success and progress of the Company by granting such persons options to purchase shares of stock of the Company ("Option").

     Section 2. GENERAL PROVISIONS OF THE PLAN.

             A. ADMINISTRATION. The Plan shall be administered by a committee comprised of two or more directors designated by the Board of Directors of the Company (the "Committee"). Notwithstanding the foregoing, if it would be consistent with all applicable laws, including without limitation Rule 16b-3, 17 C.F.R. 240.16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), then the Plan may be administered by the Board of Directors, and, if so administered, all subsequent references to the Committee shall refer to the Board of Directors. Any action of the Committee shall be taken by majority vote or by written consent of the Committee members.

             B. AUTHORITY OF THE COMMITTEE. Subject to other provisions of the Plan, and with a view towards furtherance of its purpose, the Committee shall have sole authority and absolute discretion:

                1. to construe and interpret the Plan;

                2. to define the terms used herein;

                3. to prescribe, amend and rescind rules and regulations relating to the Plan;

                4. to determine the persons to whom Options shall be granted under the Plan;

                5. to determine the time or times at which Options shall be granted under the Plan;

                6. to determine the number of shares subject to each Option, the price and the duration of each Option;

                7. to determine all of the other terms and conditions of Options; and

                8. to make all other determinations necessary or advisable for the administration of the Plan and to do everything necessary or appropriate to administer the Plan.

All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

        C. NUMBER OF SHARES SUBJECT TO THE PLAN. The aggregate number of shares of Common Stock subject to the Plan shall be 2,233,000, subject to adjustment as provided in the Plan. If any Options granted under the Plan expire or terminate for any reason before they have been exercised in full, the unpurchased shares shall again be available for the purposes of the Plan.

        D. ELIGIBILITY AND PARTICIPATION. Subject to the terms of the Plan, Options may be granted only to such employees, officers, directors, consultants and advisors of the Company as the Committee shall select from time to time in its sole discretion; provided, however, that consultants and advisors shall be eligible only if they provide bona fide services that are not rendered in connection with the offer or sale of securities in a capital-raising transaction. A person may be granted more than one Option under the Plan. Furthermore, notwithstanding any contrary provision of the Plan, the Committee shall have no discretion to determine the amount, price or timing of grants hereunder to Committee members, except to the extent that the Committee's exercise of such authority is consistent with all applicable laws, including, without limitation, Rule 16b-3. Grants to Committee members shall be made in accordance with Section 6 hereof. Only employees of the Company shall be eligible to receive Incentive Stock Options.

        E. EFFECTIVE DATE OF PLAN. The Plan shall be submitted to the shareholders of the Company for their approval and adoption at a meeting to be held on or about December 16, 1992, or at any adjournment thereof. The Plan shall be effective upon approval and adoption by the shareholders. To the extent required by paragraph F, subsequent amendments to the Plan shall be submitted to the shareholders and such amendments shall be effective upon such approval. All other amendments shall be effective upon adoption by the Committee.

        F. TERMINATION AND AMENDMENT OF PLAN. The Plan shall terminate ten years after the date on which the shareholders approve the Plan, unless sooner terminated by the Committee or the Board of Directors. No Options shall be granted under the Plan after that date. Subject to the limitation contained in paragraph E of this Section 2, the Committee or the Board of Directors may at any time amend or revise the terms of the Plan, including the form and substance of the Options to be used hereunder, provided that no amendment or revision shall be made without shareholders' approval which (i) increases the aggregate number of shares that may be issued pursuant to Options granted under the Plan, except as provided under paragraph G of this Section 2; or (ii) effects any change to the Plan which is required to be approved by shareholders by law.

        G. ADJUSTMENTS. If the outstanding shares of the Company's Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the aggregate number and kind of shares reserved to the Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share covered by the Option.

        H. PRIOR OPTIONS AND OBLIGATIONS. No amendment, suspension or termination of the Plan shall, without the consent of the person who has received an Option, alter or impair any of that person's Options or rights or obligations under any Option granted under the Plan prior to that amendment, suspension or termination.

        I. PRIVILEGES OF STOCK OWNERSHIP. Notwithstanding the exercise of any Option granted hereunder, no person shall have any of the rights or privileges of a shareholder of the Company in respect of any shares of stock issuable upon the exercise of his or her Option until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any Option until there has been full compliance with all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities.

        J. RESERVATION OF SHARES OF COMMON STOCK. During the term of the Plan, the Company will at all times reserve and keep available for issuance a sufficient number of shares of its Common Stock to satisfy the requirements of the Plan. In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction all requisite authority necessary to issue shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance of any shares of its stock hereunder shall relieve the Company of any liability in respect of the nonissuance of the stock as to which the requisite authority shall not have been obtained.

        K. TAX WITHHOLDING. The exercise of any Option is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the Option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. The Committee may, in its discretion, accept payment of such withholding taxes and liabilities from an Optionee in the form of shares of the Company's Common Stock or other property and may elect to deduct shares of Common Stock that would have otherwise been delivered to an Optionee upon exercise to satisfy all or a part of such taxes and liabilities.

        L. FAIR MARKET VALUE. The "fair market value" of the Common Stock on any given date means (a) if there is an established market for the Company's Common Stock on a stock exchange, in an over-the-counter market or otherwise, the closing price on the date of grant, or (b) as otherwise specified by the Committee. In the case of automatic grants to Committee members, the fair market value shall be the closing price on the date of grant.

     Section 3. OPTION TERMS AND CONDITIONS. Options granted under this plan may be Incentive Stock Options (within the meaning of Section 422 of the Internal Revenue Code (the "Code")) or nonqualified stock options. The terms and conditions of Options granted under the Plan may differ from one another as the Committee shall in its discretion determine so long as all Options granted under the Plan satisfy the requirements of the Plan; provided, however, that any Options designated as Incentive Stock Options must comply with the provisions of the Plan specifically relating to Incentive Stock Options and the Code.

     Section 4. DURATION OF OPTIONS. Each Option granted hereunder shall expire on the date fixed by the Committee, which shall be not later than ten years after the date of grant; provided, however, that in the case of Incentive Stock Options granted to a 10% shareholder, no option shall be exercisable more than five years after the date of grant. In addition, each Option shall be subject to early termination as provided in the Plan.

     Section 5. OPTION PRICE. The option price for shares acquired pursuant to the exercise of any Option, in whole or in part, shall be determined by the Committee at the time of grant. Such option price may be less than the fair market value of the Company's Common Stock on the valuation date or valuation period, but in no event shall the option price be less than fifty percent (50%) of the fair market value of the shares on the valuation date or valuation period; provided, however that the exercise price of Incentive Stock Options shall be fixed by the Committee at not less than 100% of the fair market value of the Common Stock on the valuation date or valuation period; provided further, that in the case of Incentive Stock Options granted to a 10% shareholder, the exercise price of the option shall not be less than 110% of the fair market value of the Common Stock on the valuation date or valuation period.

     Section 6. GRANTS TO COMMITTEE MEMBERS. Except as otherwise provided in paragraph D of Section 2 hereof, the Committee shall have no discretion to determine the amount, price or timing of grants of Options to Committee members. Grants of Options to Committee members shall be made at the discretion of the Board of Directors (with members of the Committee abstaining) or in accordance with a formula established by the Board of Directors; provided, however, that if the Board of Directors fails to make a discretionary grant of Options or otherwise establish a formula by which Options are granted to Committee members in any fiscal year of the Company, then automatic grants of Options to Committee members shall made on the last trading day in September. Such automatic grants to Committee members shall be nonqualified Options for 5,000 shares per Committee member and the exercise price shall be the fair market value (determined in accordance with Section 2.L. above).

     Section 7. LIMITATIONS ON ACQUIRING VOTING STOCK. No Optionee who is not an officer or director of the Company is eligible to receive or exercise any Option which, if exercised, would result in that person becoming the beneficial owner, as defined in the Exchange Act, of more than 5% of the outstanding voting stock of the Company without the unanimous consent of the Board of Directors.

     Section 8. EXERCISE OF OPTIONS. Each Option shall be exercisable in one or more installments during its term, and the right to exercise may be cumulative, as determined by the Committee. No Option may be exercised for a fraction of a share of Common Stock. The option price shall be paid at the time of exercise of the Option (i) in cash; (ii) by certified or cashier's check; (iii) if permitted by the Committee, with shares of the Company's issued and outstanding Common Stock; or (iv) by any other means permitted by the Committee in its discretion after determination that such means are consistent with all applicable laws and regulations. If any portion of the purchase price at the time of exercise is paid in shares of the Company's Common Stock, those shares shall be tendered at their fair market value on the date of exercise.

            The Committee may also permit an Optionee to effect a net exercise of an option without tendering any shares of the Company's stock as payment for the Option. In such an event, the Optionee will be deemed to have paid for the exercise of the Option with shares of the Company's stock and shall receive from the Company a number of shares equal to the difference between the shares that would have been tendered and the number of Options exercised. Members of the Committee may effect a net exercise of their Options only with the approval of the Board of Directors.

            The Committee may also cause the Company to enter into arrangements with one or more licensed stock brokerage firms whereby Optionees may exercise options without payment therefor but with irrevocable orders to such brokerage firm to immediately sell the number of shares necessary to pay the exercise price for the option and the withholding taxes, if any, and then to transmit that portion of the proceeds from such sales to the Company to pay such obligations.

     Section 9. ACCELERATION OF OPTIONS. Notwithstanding the first sentence of
Section 8 hereof, if the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise, any Option granted pursuant to the Plan shall become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Company and ending when the disposition of assets or stock contemplated by that agreement is consummated or the Option is otherwise terminated in accordance with its provisions or the provisions of the Plan, whichever occurs first; provided that no Option shall be immediately exercisable under this Section on account of any agreement of merger or other reorganization where the shareholders of the Company immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity (whether the Company or some other entity) immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this Section 9 is not consummated, but rather is terminated, cancelled or expires, the Options granted pursuant to the Plan shall thereafter be treated as if that agreement had never been entered into.

     Section 10. WRITTEN NOTICE REQUIRED. Any Option granted pursuant to the Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the Option and payment for the shares with respect to which the Option is exercised has been received by the Company in accordance with Section 8 hereof.

     Section 11. LIMITATION ON EXERCISE OF INCENTIVE STOCK OPTIONS. To the extent required by the Code, the aggregate fair market value (determined at the time the Option is granted) of Common Stock for which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (including all plans of the Company and its subsidiaries) shall not exceed $100,000.

     Section 12. COMPLIANCE WITH SECURITIES LAWS. Shares shall not be issued with respect to any Option granted under the Plan unless the exercise of that Option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including without limitation the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, which compliance shall be determined by counsel for the Company. Further, each Optionee shall consent to the imposition of a legend on the certificate representing the shares of Common Stock issued upon the exercise of the Option restricting their transferability if and to the extent required by law, the terms of the Option or the Plan.

     Section 13. EMPLOYMENT OF OPTIONEE. Each Optionee, if requested by the Committee, must agree in writing as a condition of the granting of an Option, to remain in the employ of the Company or to remain as a consultant or advisor to the Company following the date of grant for a period or periods specified by the Committee, which period(s) shall in no event exceed an aggregate of four years. Nothing in the Plan or in any Option granted hereunder shall confer upon any Optionee any right to continued employment or retainer by the Company, or limit in any way the right of the Company to terminate or alter the terms of that employment or consulting arrangement at any time.

     Section 14. OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT, DIRECTOR, CONSULTANT OR ADVISOR STATUS. If an Optionee ceases to be employed by the Company or ceases to serve as a director, consultant or advisor of the Company for any reason other than death, his or her Option shall immediately terminate; provided, however, that the Committee may, in its discretion, allow the Option to remain exercisable (to the extent exercisable on the date of termination of employment or retainer) for up to one additional year for each year of service to the Company by the Optionee (up to a maximum of five years after the date of termination), unless either the Option or the Plan otherwise provides for earlier termination; and provided further that, for purposes of determining when a director no longer serves the Company, the period during which post-retirement or similar benefits, if any, are paid to the director by the Company shall be deemed to be continued service.

     Section 15. OPTION RIGHTS UPON DEATH OF OPTIONEE. Except as otherwise limited by the Committee at the time of the grant of an Option, if an Optionee dies while he or she is an employee, director, consultant or advisor of the Company, his or her Option shall remain exercisable for one year after the date of death, unless either the Option or the Plan otherwise provides for earlier termination. During such exercise period after death, the Option may be fully exercised, to the extent that it remained unexercised on the date of death, by the person or persons to whom the Optionee's rights under the Option shall pass by will or by laws of descent and distribution.

     Section 16. WAIVER OF VESTING RESTRICTIONS IN THE EVENT OF RETIREMENT. Notwithstanding any provision of the Plan, in the event an Optionee retires as an employee or director of the Company, the Committee shall have the discretion to waive any vesting restrictions on the retiree's Options.

     Section 17. OPTIONS NOT TRANSFERABLE. Options granted pursuant to the Plan may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution and may be exercised during the lifetime of an Optionee only by that Optionee or by his or her guardian or legal representative.

     Section 18. REPORTS TO OPTIONEES. The Company shall furnish to each Optionee a copy of the annual report sent to the Company's shareholders. Upon written request, the Company shall furnish to each Optionee a copy of its most recent Form 10-K Annual Report and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.

     Section 19. READOPTION AND EXTENSION OF PLAN. On September 20, 2002, the Committee and the Board of Directors readopted the Plan and approved the extension of its term for an additional ten years to December 16, 2012. The extension of the Plan was approved by the shareholders on December 5, 2002.